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                                                                     EXHIBIT 4.1

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

      COMMON STOCK                                                                            COMMON STOCK

         NUMBER                              [HEADHUNTER.NET LOGO]                               SHARES
      [HHN-      ]                                                                             [         ]

ORGANIZED UNDER THE LAWS                      HeadHunter.NET Inc.                            SEE REVERSE FOR
OF THE STATE OF GEORGIA                                                                    CERTAIN DEFINITIONS

                                                                                            CUSIP 422077 10 7


THIS CERTIFIES THAT





IS THE OWNER OF


            FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

_____________________________________________ HeadHunter.NET, Inc. ___________________________________________


(hereinafter, the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and by-laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and
Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                        HeadHunter.NET Inc.
                                                  CORPORATE
/s/ Mark W. Partin                                   SEAL                           /s/ Robert M. Montgomery, Jr.

ASSISTANT SECRETARY                                GEORGIA                          PRESIDENT AND CHIEF
                                                     1998                           EXECUTIVE OFFICER

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Countersigned and Registered:
                   AMERICAN STOCK TRANSFER & TRUST COMPANY
                             (New York, New York)        Transfer Agent
                                                          and Registrar

BY

                                                     Authorized Signature


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                              HeadHunter.NET, Inc.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)
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   Additional abbreviations may also be used through not in the above list


FOR VALUE RECEIVED, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________________
Attorney to transfer the said stock on the books of the within named
Company with full power of substitution in the premises.

Dated: __________________



                                     X
                                     _______________________________________
                                     X
                                     _______________________________________
                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) guaranteed:

By:
________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.